Exhibit 10.79
FIFTH AMENDMENT TO COMMERCIAL LOAN AGREEMENT
     THIS FIFTH AMENDMENT dated as of January 13, 2010 (the “Amendment”) is made a part of that certain Commercial Loan Agreement (the “Commercial Loan Agreement”) and Addendum thereto dated March 30, 2006 (the “Addendum” and together with the Commercial Loan Agreement, the “Loan Agreement”) by and between Security Bank & Trust, as servicing agent for participant banks who are all collectively the successor in interest to Aleritas Capital Corporation f/k/a Brooke Credit Corporation (“Lender”) and Patriot Risk Management, Inc. (“PRM”) (formerly known as Suncoast Holdings, Inc.), a Delaware corporation (“PRM”), Patriot National Insurance Group, f/ka/Guarantee Insurance Group, Inc., f/k/a Brandywine Insurance Holdings, Inc., a Delaware corporation (“PNIG”), and Patriot Risk Services, Inc., a Delaware corporation (“PRS”), as amended by that certain Amendment to Commercial Loan Agreement dated as of September 27, 2007 (“First Amendment”) by and among Lender, PRM, PNIG, PRS, Suncoast Capital, Inc. (“SCI”), PRS Group, Inc. (“PRG”) (formerly known as Patriot Risk Management, Inc.), and Patriot Risk Management of Florida, Inc. (“PRMF”) (PRM, PNIG, PRS, SCI, PRG and PRMF are collectively referred to hereinafter individually as a “Borrower Party” and collectively as “Borrower”), as further amended by that certain Second Amendment to the Commercial Loan Agreement dated as of November 16, 2007, by and between Borrower and Lender (“Second Amendment”), as further amended by that certain Third Amendment to the Commercial Loan Agreement dated as of February 12, 2008, by and between Lender and Borrower (“Third Amendment”), and as further amended by that certain Fourth Amendment to the Commercial Loan Agreement dated as of September 11, 2008, by and between Lender and Borrower (“Fourth Amendment”).
     WHEREAS, PRM, PNIG and PRS have collectively executed the Loan Agreement and related “Loan Documents” (as defined in the Loan Agreement) dated March 30, 2006, including, but not limited to, a Commercial Promissory Note (the “Original Note”), Guaranty of Steven M. Mariano (the “Guaranty”), Commercial Security Agreement (the “First Security Agreement”), Stock Pledge Agreement (the “Stock Pledge Agreement”), and Irrevocable Proxy together with a Consent dated August 2, 2007;
     WHEREAS, Borrower has executed the First Amendment, Second Amendment, Third Amendment, Fourth Amendment (the “Fourth Amendment”) and related subsequent Loan Documents including, but not limited to, a Commercial Security Agreement (the “Second Security Agreement” together with all other loan related documents the “Loan Documents”); and
     WHEREAS, Borrower is contemplating raising new capital by means of a public offering of common stock (the “Proposed Offering”) and proposes to use all, or a substantial portion of, the proceeds from the overallotment, if any, to pre-pay Lender, either in part or in full and in connection with the Proposed Offering desires to obtain certain waivers and consents pursuant to the Addendum,
     FOR GOOD AND VALUABLE CONSIDERATION. the sufficiency and receipt of which are acknowledged, it is agreed as follows:
1.	With respect to Paragraph 8(d) of the Addendum, Lender hereby consents to issuance of additional shares of common stock of PRM related to the Proposed Offering, and hereby consents and acknowledges that following the consummation of the Proposed Offering, Steven M. Mariano shall no longer hold an unencumbered 51% or more of the ownership and profit interest in PRM, or more than 51% of the voting control of PRM.

2.	With respect to Paragraph 30(g) of the Addendum, Lender hereby acknowledges notification of the transactions contemplated by, and the terms contained within, that certain Stock Purchase Agreement for Argonaut-Southwest Insurance Company by and between Argonaut Insurance Company and PRM dated as of December 18, 2009, attached as Exhibit A hereto. PRM plans to rename Argonaut-Southwest Insurance Company as Patriot Fire & Casualty Insurance Company post acquisition.

3.	With respect to Paragraph 30(e) of the Addendum, Lender waives any failure of Borrower to notify Lender of board meetings and shareholder meetings of PNIG and PRM.

4.	Paragraph 30(d) of the Addendum is modified to provide that any Borrower Party may pay any dividends on its outstanding capital stock at any time when PRM’s stockholders’ equity, calculated on a consolidated basis, is at least $50,000,000.

5.	Upon the consummation of the Proposed Offering, Paragraph 30(e) of the Addendum shall, without further action, be amended to provide that the rights therein granted to Lender accrue only as such time as PRM’s stockholders’ equity, calculated on a consolidated basis, is less than $50,000,000.

6.	Lender hereby ratifies and adopts the Fourth Amendment and agrees that the Fourth Amendment and Loan Documents, as may be modified therein, are enforceable against Lender in accordance with the terms therein.

7.	Borrower hereby ratifies and adopts this Fifth Amendment and agrees that the Fifth Amendment and Loan Documents, as may be modified herein, are enforceable against Borrower in accordance with the above terms.

8.	Borrower further agrees that this Fifth Amendment may be affixed to each and every Loan Document as evidence of the Fifth Amendment thereof in accordance with the above terms.

9.	Unless specifically amended hereby, all provisions, terms and conditions in the Stock Pledge Agreement shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed.

10.	Lender hereby consents to amendment of the loan documents (the “Ullico Loan Documents”) evidencing the loan in the original principal amount of $5,450,000 made to Borrower by Ullico Inc., a Maryland corporation (“Ullico”), in substance similar to the amendments to the Addendum made hereunder.

11.	Lender further consents to the release by Ullico of 500,000 shares of the capital stock of PRM that have been pledged by Steven M. Mariano as security for Mr. Marino’s guaranty of the payment and performance of Borrower’s obligations and liabilities under the Ullico Loan Documents.

12.	Lender agrees that, to its knowledge, upon execution of this Amendment, Borrower will be in compliance with non-financial covenants under the Loan Documents.

13.	Lender acknowledges receipt of one-half of the fee due it from Borrower pursuant to paragraph 12 of the Fourth Amendment and Lender and Borrower further agree that such paragraph is hereby modified to provide that the remaining one-half (1/2) of the fee due to Lender thereunder shall be due and payable in full no later than March 15, 2010.

14.	This Agreement shall be construed and governed by the laws of the State of Kansas, except to the extent that the laws of a jurisdiction other than the State of Kansas are required to govern any enforcement or foreclosure action with respect to any of the Pledged Shares.
     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same.
     Unless specifically amended hereby, all provisions, terms and conditions shall remain as set forth in the Amendment and Loan Documents. Borrower hereby ratifies and approves the Loan Documents, as modified herein.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:
PATRIOT RISK MANAGEMENT, INC.
 a Delaware corporation

By:	/s/ Theodore G. Bryant

Printed Name:	Theodore G. Bryant

Title:	Senior Vice President, Secretary

PATRIOT NATIONAL INSURANCE GROUP, INC.
 a Delaware corporation

By:	/s/ Theodore G. Bryant

Printed Name:	Theodore G. Bryant

Title:	Senior Vice President, Secretary

PRS GROUP, INC.
 a Delaware corporation

By:	/s/ Timothy J. Ermatinger

Printed Name:	Timothy J. Ermatinger

Title:	Chief Executive Officer

PATRIOT RISK MANAGEMENT OF FLORIDA, INC.
 a Delaware corporation

By:	/s/ Timothy J. Ermatinger

Printed Name:	Timothy J. Ermatinger

Title:	Chief Executive Officer

LENDER:
SECURITY BANK AND TRUST,
as servicing agent for participant banks

By:	/s/ Martin D. Gold

Printed Name:	Martin D. Gold

Title:	Executive Vice President

SUNCOAST CAPITAL, INC.,
a Delaware corporation

By:	/s/ Theodore G. Bryant

Printed Name:	Theodore G. Bryant

Title:	Senior Vice President, Secretary

PATRIOT RISK SERVICES, INC.
 a Delaware corporation

By:	/s/ Timothy J. Ermatinger

Printed Name:	Timothy J. Ermatinger

Title:	Chief Executive Officer

LENDERS:

CARSON BANK (FORMER MULVANE STATE BANK)

/s/ Charles A. Morgan III

By:	Charles A. Morgan III
Its:	Sr. Vice President

COLUMBUS BANK AND TRUST

By:
Its:

COTTONWOOD VALLEY BANK

/s/ Illegible

By:
Its:	V. Pres.

ENTERPRISE BANK

By:
Its:

ENTERPRISE BANK (FORMER GREAT AMERICAN BANK)

By:
Its:

FIRST NATIONAL BANK OF SEDAN

/s/ Timothy A. Hills

By:	Timothy A. Hills
Its:	President

FIRST NATIONAL BANK SYRACUSE

By:
Its:

FIRST NATIONAL BANK SMITH CENTER

By:
Its:

FIRST NATIONAL BANK OF BURLINGAME

By:
Its:

FIRST STATE BANK OF HEALY

/s/ Allen F. Leiker

By:	Allen F. Leiker
Its:	Pres. + CEO

FIRST UNITED BANK & TRUST

By:
Its:

GREAT AMERICAN BANK
/s/ A. L. Wiley

By:	A. L. Wiley
Its:	Senior Vice President

HERITAGE BANK

By:
Its:

IOWA STATE BANK

By:
Its:

KENDALL STATE BANK

/s/ Jayne L. Coleman

By:	Jayne L. Coleman
Its:	President/CEO

LNV BEAL

By:
Its:

MERIT BANK (FIRST STATE BANK OF GOFF)

By:
Its:

MIDWEST COMMUNITY BANK

/s/ Monti Keller

By:	Monti Keller
Its:	Chief Lending Officer

MILLEDGEVILLE STATE BANK

/s/ Dan Nederhoff

By:	Dan Nederhoff
Its:	Senior Vice President

PEABODY STATE BANK

By:
Its:

SECURITY BANK AND TRUST

/s/ Mark Hall

By:
Its:	SVP

SECURITY STATE BANK

/s/ James Arnold

By:	James Arnold
Its:	President

PEABODY STATE BANK

By:
Its:

THUNDER BANK

/s/ Mark Obermueller

By:	Mark Obermueller
Its:	President

TOWN AND COUNTRY BANK

By:
Its: